Exhibit 99.1

FOR IMMEDIATE RELEASE

Ultimate Reports Q2 2009 Financial Results
Recurring Revenues Up by 29%; Total Revenues Up by 14%

Weston, FL, July 28, 2009–Ultimate Software (Nasdaq: ULTI), a leading provider of end-to-end strategic human resources, payroll, and talent management solutions, announced today its financial results for the second quarter of 2009. For the quarter ended June 30, 2009, Ultimate reported total revenues of $47.3 million, an increase of 14%, and recurring revenues of $32.6 million, a 29% increase, both compared with 2008’s second quarter. GAAP net loss for the second quarter of 2009 was $0.3 million, or $0.01 per diluted share, versus GAAP net loss of $0.8 million, or $0.03 per diluted share, for the second quarter of 2008.

Non-GAAP net income for the second quarter of 2009, which excludes stock-based compensation and amortization of acquired intangibles, was $1.7 million, or $0.07 per diluted share, compared with non-GAAP net income of $1.3 million, or $0.05 per diluted share, for the second quarter of 2008.

“Both our recurring revenues and total revenues were in line with our projections, and our expanding pipeline indicates that market demand for our solutions continues to be strong,” said Scott Scherr, CEO, president, and founder of Ultimate.

“Our first-place win in the American Business Awards’ national People’s Choice competition for Favorite New SaaS Product is evidence of the popularity of our solutions, and our repeat ranking as the #1 Best Medium Company to Work for in America reflects, we believe, the commitment and passion of our employees to product and service excellence.” (For more detail see “Business Highlights” below.)

Ultimate’s financial results teleconference will be held today, July 28, 2009, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=147063. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player or Real Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

▪
Recurring revenues – consisting of maintenance revenues, Intersourcing revenues from our Software-as-a-Service (SaaS) offering of UltiPro and subscription revenues from per-employee-per-month fees generated by business service providers – grew by 29% for the second quarter of 2009 versus the second quarter of 2008. Intersourcing revenues and, to a lesser extent, maintenance revenues, were the principal factors in the growth of recurring revenues.

▪	The operating margin (on a non-GAAP basis) for the second quarter of 2009 was $2.9 million, or 6.1%, compared with $2.0 million, or 4.8%, for the second quarter of 2008.

▪	Ultimate’s annualized retention rate was more than 97% for its existing recurring revenue customer base as of June 30, 2009.

▪
The combination of cash, cash equivalents, and marketable securities was $31.3 million as of June 30, 2009. For the quarter ended June 30, 2009, the Company generated $7.1 million in cash from operations. There was no activity under the Company’s previously announced stock repurchase plan.

▪	Days sales outstanding were 65 days at June 30, 2009, representing a reduction of 6 days compared with days sales outstanding at December 31, 2008.

Business Highlights

▪
Ultimate’s UltiPro delivered through SaaS won first place in the American Business Awards’ national People’s Choice competition for Favorite New SaaS Product, announced in June of 2009. Other companies competing in the Favorite New SaaS Product category were Salesforce.com, Cisco WebEx, Citrix Online, NetSuite, and Peopleclick.

▪
Ultimate was named the #1 medium company to work for in America for the second consecutive year on June 29, 2009, by the Great Place to Work® Institute, the same research and management consultancy that produces FORTUNE’s “100 Best Companies to Work for” list for large companies, and the Society for Human Resource Management. No other company has ever been recognized as the #1 place to work twice in the medium company rankings.

Financial Outlook

Ultimate provides the following financial guidance for the third quarter ending September 30, 2009 and the 2009 full year:

For the third quarter of 2009:

▪	Recurring revenues to range between $34 million and $35 million, representing a 27% to 31% increase over the same period in the prior year;

▪	Total revenues to range between $49 million and $50 million, representing a 12% to 14% increase over the same period in the prior year; and

▪	Operating margin, on a non-GAAP basis (discussed below), of approximately 5%.

For the year 2009:

▪	Recurring revenues to increase by approximately 27% compared with 2008;

▪	Total revenues to increase by approximately 12% compared with 2008; and

▪	Operating margin, on a non-GAAP basis (discussed below), of between 6% and 7%.

Operating margin expectations are based on the same methodologies as those identified in the accompanying disclosure located in the “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.”

Non-cash equity-based compensation expense for 2009 is expected to be approximately $13.5 million.  Beginning in 2009, the Company revised its equity compensation plan for its employees whereby all grants of equity compensation are in the form of restricted stock units in lieu of non-qualified stock options.  Grants of equity compensation to directors and officers are in the form of restricted shares of Common Stock.

Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company’s quarterly operating results, concentration of the Company’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate Software

A leading provider of end-to-end strategic human resources, payroll, and talent management solutions, Ultimate markets its award-winning UltiPro products as on-demand services through Software-as-a-Service (SaaS) and as on-premise software. Based in Weston, FL, the Company employs more than 900 professionals who are focused on developing the highest quality products and services. In 2009, Ultimate was awarded first place in the American Business Awards’ national People’s Choice competition for Favorite New SaaS Product and was ranked the #1 best medium-sized company to work for in America by the Great Place to Work® Institute for the second consecutive year. In 2008, Ultimate was the first HR/payroll SaaS provider to be audited and awarded the ISO/IEC 27001:2005 Certification for security management and was recognized for having the #1 “Best Product Development Team” in the nation by the American Business Awards. Ultimate has more than 1,800 customers representing diverse industries, including such organizations as The Container Store, Elizabeth Arden, Major League Baseball, The New York Yankees Baseball Team, Nintendo of America, Ruth’s Chris Steak House, and Sony Music Entertainment. More information on Ultimate’s products and services can be found at www.ultimatesoftware.com.

UltiPro and Intersourcing are registered trademarks of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact: Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
Revenues:
Recurring	$32,623	$25,377	$63,511	$51,073
Services	13,409	13,165	29,339	27,285
License	1,274	2,957	3,275	6,610
Total revenues	47,306	41,499	96,125	84,968
Cost of revenues:
Recurring	9,567	7,002	18,473	13,527
Services	11,112	10,580	23,439	21,879
License	261	464	598	892
Total cost of revenues	20,940	18,046	42,510	36,298
Gross profit	26,366	23,453	53,615	48,670
Operating expenses:
Sales and marketing	12,884	11,236	26,719	23,065
Research and development	9,582	9,299	18,920	18,178
General and administrative	4,331	4,405	8,888	8,701
Total operating expenses	26,797	24,940	54,527	49,944
Operating loss	(431)	(1,487)	(912)	(1,274)
Other income (expense):
Interest and other expense	(38)	(61)	(82)	(140)
Other income, net	39	222	111	579
Total other income, net	1	161	29	439
Loss before income taxes	(430)	(1,326)	(883)	(835)
Benefit for income taxes	100	575	140	374
Net loss	$(330)	$(751)	$(743)	$(461)

Net loss per share:
Basic	$(0.01)	$(0.03)	$(0.03)	$(0.02)
Diluted	$(0.01)	$(0.03)	$(0.03)	$(0.02)

Weighted average shares outstanding:
Basic	24,414	24,670	24,354	24,676
Diluted	24,414	24,670	24,354	24,676

The following table sets forth the stock-based compensation expense (excluding the income tax effect, or “gross”) resulting from share-based arrangements and the amortization of acquired intangibles that are recorded in the Company’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2009	2008	2009	2008
Stock-based compensation:
Cost of recurring revenues	$171	$169	$336	$498
Cost of service revenues	324	406	668	1,086
Cost of license revenues	–	3	–	7
Sales and marketing	1,747	1,560	3,534	3,613
Research and development	308	352	610	941
General and administrative	724	950	1,439	1,870
Total non-cash stock-based compensation expense	$3,274	$3,440	$6,587	$8,015

Amortization of acquired intangibles:
General and administrative	$46	$46	$93	$93

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
	As of	As of
	June 30,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$29,723	$17,200
Short-term investments in marketable securities	1,598	5,805
Accounts receivable, net	33,816	38,302
Prepaid expenses and other current assets	15,435	16,011
Deferred tax assets, net	3,533	3,533
Total current assets before funds held for clients	84,105	80,851
Funds held for clients	7,437	5,863
Total current assets	91,542	86,714
Property and equipment, net	21,358	22,984
Capitalized software, net	5,139	5,642
Goodwill	3,316	2,906
Other assets, net	11,477	11,668
Long-term deferred tax assets, net	17,483	17,343
Total assets	$150,315	$147,257
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,422	$7,200
Accrued expenses	10,832	12,701
Current portion of deferred revenue	54,414	54,687
Current portion of capital lease obligations	1,987	2,034
Current portion of long-term debt	320	320
Total current liabilities before client fund obligations	70,975	76,942
Client fund obligations	7,437	5,863
Total current liabilities	78,412	82,805
Deferred revenue, net of current portion	8,075	8,807
Deferred rent	3,280	3,054
Capital lease obligations, net of current portion	1,516	1,519
Total liabilities	91,283	96,185

Stockholders’ equity:
Preferred Stock, $.01 par value	–	–
Series A Junior Participating Preferred Stock, $.01 par value	–	–
Common Stock, $.01 par value	270	268
Additional paid-in capital	172,881	164,574
Accumulated other comprehensive loss	(608)	(1,002)
Accumulated deficit	(54,011)	(53,268)
	118,532	110,572
Treasury stock, at cost	(59,500)	(59,500)
Total stockholders’ equity	59,032	51,072
Total liabilities and stockholders’ equity	$150,315	$147,257

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Six Months Ended
	June 30,
	2009	2008
Cash flows from operating activities:
Net loss	$(743)	$(461)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	5,914	4,483
Provision for doubtful accounts	528	944
Non-cash stock-based compensation expense	6,590	8,033
Deferred income taxes	(140)	(374)
Changes in operating assets and liabilities:
Accounts receivable	3,958	1,591
Prepaid expenses and other current assets	576	(2,219)
Other assets	98	(1,512)
Accounts payable	(3,778)	3,179
Accrued expenses and deferred rent	(1,418)	(1,601)
Deferred revenue	(1,005)	1,455
Net cash provided by operating activities	10,580	13,518

Cash flows from investing activities:
Purchases of marketable securities	(1,090)	(642)
Maturities of marketable securities	5,295	14,022
Net purchases of client funds securities	(1,574)	(1,876)
Capitalized software	(631)	(889)
Purchases of property and equipment	(2,109)	(8,111)
Net cash (used in) provided by investing activities	(109)	2,504

Cash flows from financing activities:
Repurchases of Common Stock	–	(17,674)
Principal payments on capital lease obligations	(1,226)	(1,098)
Net increase in client fund obligations	1,574	1,876
Repayments of borrowings of long-term debt	–	(168)
Net proceeds from issuances of Common Stock	1,719	4,460
Net cash provided by (used in) financing activities	2,067	(12,604)

Effect of foreign currency exchange rate changes on cash	(15)	(10)
Net increase in cash and cash equivalents	12,523	3,408
Cash and cash equivalents, beginning of year	17,200	17,462
Cash and cash equivalents, end of year	$29,723	$20,870

Supplemental disclosure of cash flow information:
Cash paid for interest	$73	$39
Cash paid for income taxes	$128	$227

Supplemental disclosure of non-cash financing activities:

– The Company entered into capital lease obligations to acquire new equipment totaling $1.2 million and $0.1 million for the six months ended June 30, 2009 and 2008, respectively.
– The Company entered into an agreement to purchase a certain source code from a third-party vendor for $2.0 million, of which $1.5 million was paid during 2008 and $0.5 million was paid during the six months ended June 30, 2009.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008

Non-GAAP operating income (loss) reconciliation:
Operating loss	$(431)	$(1,487)	$(912)	$(1,274)
Operating loss as a % of total revenues	(0.9%)	(3.6%)	(0.9%)	(1.5%)
Add back:
Non-cash stock-based compensation	3,274	3,440	6,587	8,015
Non-cash amortization of acquired intangible assets	46	46	93	93
Non-GAAP operating income	$2,889	$1,999	$5,768	$6,834
Non-GAAP operating income, as a % of total revenues	6.1%	4.8%	6.0%	8.0%

Non-GAAP pre-tax income (loss) reconciliation:
Pre-tax loss	(430)	$(1,326)	$(883)	$(835)
Add back:
Non-cash stock-based compensation	3,274	3,440	6,587	8,015
Non-cash amortization of acquired intangible assets	46	46	93	93
Non-GAAP pre-tax income	$2,890	$2,160	$5,797	$7,273

Non-GAAP pre-tax income (loss) per diluted share reconciliation: (1)
Pre-tax loss per diluted share	$(0.02)	$(0.05)	$(0.04)	$(0.03)
Add back:
Non-cash stock-based compensation	0.13	0.13	0.27	0.30
Non-cash amortization of acquired intangible assets		–		–
Non-GAAP pre-tax income per diluted share	$0.11	$0.08	$0.23	$0.27

Non-GAAP net income (loss) reconciliation:
Net loss	$(330)	$(751)	$(743)	$(461)
Add back:
Non-cash stock-based compensation	3,274	3,440	6,587	8,015
Non-cash amortization of acquired intangible assets	46	46	93	93
Income tax effect	(1,279)	(1,420)	(2,566)	(3,218)
Non-GAAP net income	$1,711	$1,315	$3,371	$4,429

Non-GAAP net income per diluted share reconciliation: (1)
Net loss per diluted share	$(0.01)	$(0.03)	$(0.03)	$(0.02)
Add back:
Non-cash stock-based compensation	0.13	0.13	0.27	0.31
Non-cash amortization of acquired intangible assets	–	–		–
Income tax effect	(0.05)	(0.05)	(0.11)	(0.12)
Non-GAAP net income per diluted share	$0.07	$0.05	$0.13	$0.17

Shares used in calculation of GAAP net income (loss) per share:
Basic	24,414	24,670	24,354	24,676
Diluted	24,414	24,670	24,354	24,676

Shares used in calculation of non-GAAP net income (loss) per share:
Basic	24,414	24,670	24,354	24,676
Diluted	26,080	26,679	25,808	26,571

(1) Non-GAAP net income per diluted share reconciliation is calculated on a basic weighted average share basis for GAAP net (loss) periods.
For GAAP net income periods, non-GAAP measures and non-GAAP net income per share are calculated on a diluted weighted average share basis.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management of the Company uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to the Company’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, the Company presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income and margins, non-GAAP net income and non-GAAP net income per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation. The Company’s non-GAAP financial measures exclude stock-based compensation, which consists of expenses for stock options and stock awards recorded in accordance with SFAS 123(R). For the three and six months ended June 30, 2009, stock-based compensation was $3.3 million and $6.6 million, respectively, on a pre-tax basis. For the three and six months ended June 30, 2008, stock-based compensation was $3.4 million and $8.0 million, respectively, on a pre-tax basis. Stock-based compensation expenses are excluded from the non-GAAP financial measures because they are non-cash expenses that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion provides meaningful supplemental information regarding the Company’s operating results because these non-GAAP financial measures facilitate the comparison of results of ongoing operations for current and future periods with such results from past periods. The dilutive effect of all outstanding options is included in the calculation of pre-tax income and net income per diluted share on both a GAAP and a non-GAAP basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three and six months ended June 30, 2009, the amortization of acquired intangible assets was $46 thousand and $93 thousand, respectively.  For the three and six months ended June 30, 2008, the amortization of acquired intangible assets was $46 thousand and $93 thousand, respectively.  Amortization of acquired intangible assets is excluded from the Company’s non-GAAP financial measures because it is a non-cash expense that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.